FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2003


                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                   000-27917           65-0729900
     (State or other          (Commission File     (IRS Employer
      jurisdiction of)              Number)        Identification No.)


                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)



          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                       NOT APLLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

         On June 1st, 2003, IPVoice Communications, Inc. entered into a Master Telecommunications Service Agreement with
         Medical Office Software, Inc.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   *20.1 MASTER TELECOMMUNICATIONS SERVICE AGREEMENT WITH
         MEDICAL OFFICE SOFTWARE, INC.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                      (Registrant)